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                                                       EXHIBIT 4.2
                                                       FORM OF TRANSITIONAL
                                                       FUNDING TRUST NOTE




           SEE EXHIBIT B ATTACHED TO EXHIBIT 4.3 TO REGISTRATION STATEMENT,
                                  FORM OF INDENTURE